LIMITED POWER OF ATTORNEY

I, Brian C. Lantz, hereby constitute and appoint
ROBERT K. BIGGART and ANGELA M. PLA, with full
powers of substitution or revocation, to serve as
my Attorneys-In-Fact and Agents to exercise the
powers and discretions set forth below:

 1. To execute on my behalf any and all Securities
and Exchange Commission ("SEC") (i) Forms 3, 4
and 5 in accordance with Section 16 of the
Securities Exchange Act of 1934, as amended (the
"Exchange Act"), and the rules thereunder,
relating to the disclosure of my beneficial
ownership of securities in Fortune Brands Home &
Security, Inc. (the "Company") and (ii) Forms 144
in accordance with the Securities Act of 1933,
as amended (the "Securities Act"), and the rules
thereunder, relating to my transactions in the
securities of the Company; and

 2. Do and perform any and all acts for and on
behalf of the undersigned which may be
necessary or desirable to complete and execute
any such Form 3, 4, 5 or Form 144 and timely
file such form with the SEC and any stock
exchange or similar authority and take any
other action of any type whatsoever in
connection with the foregoing which, in the
opinion of such attorneys-in-fact, may be of
benefit to, in the best interest of, or legally
required by, the undersigned.

 The undersigned hereby grants to each such
attorneys-in-fact full power and authority to
do and perform any and every act and thing
whatsoever requisite, necessary, or proper to
be done in the exercise of any of the rights
and powers herein granted, as fully to all
intents and purposes as the undersigned might
or could do if personally present, with full
power of substitution or revocation, hereby
ratifying and confirming all that such
attorneys-in-fact shall lawfully do or cause
to be done by virtue of this Power of
Attorney and the rights and powers herein
granted. The undersigned acknowledges that
the foregoing attorneys-in-fact, in serving
in such capacity at the request of the
undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's
responsibilities to comply with Section 16
of the Securities Exchange Act or Rule 144
of the Securities Act.

 This Power of Attorney shall at all times
be binding with respect to all actions taken
by the attorneys-in-fact in accordance with
the terms of this Power of Attorney. The
powers granted by this Power of Attorney
shall begin on May 1, 2017 and shall
continue in full force and effect until
the undersigned is no longer required to
file Section 16 Reports with respect to the
equity securities of the Company, unless
earlier revoked by the undersigned in a
signed writing delivered to the foregoing
attorneys-in-fact.

 I, Brian C. Lantz, executed this Limited
Power of Attorney on this 1st day of
May, 2017.

/s/ Brian C. Lantz
Brian C. Lantz